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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: January 8, 2001


                            THE SEAGRAM COMPANY LTD.
         ---------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Canada                                       1-2275                               None
   ----------------------                       ---------------------                     --------
(STATE OR OTHER JURISDICTION                         (COMMISSION                        (IRS EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                     IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 987-5200
                                 --------------
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Item 5.           Other Events.


On January 8, 2001, Joseph E. Seagram & Sons, Inc. announced that it had received the requisite consents to effect proposed amendments to its 8.00% Senior Quarterly Income Debt Securities due 2038 ("QUIDS") and had extended the expiration date for the tender offer for the QUIDS. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c) Exhibits

              (99)                  Press Release dated January 8, 2001

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE SEAGRAM COMPANY LTD.
                                       (Registrant)



Date: January 8, 2001
                                       By:/s/Daniel R. Paladino
                                          --------------------------
                                             Daniel R. Paladino
                                             Executive Vice President- Legal
                                                & Environmental Affairs

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                                  EXHIBIT INDEX

Exhibit
Number                   Description of Exhibit
------                   ----------------------

 (99)              Press Release dated January 8, 2001


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